UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 16, 2016

Oritani Financial Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34786	30-0628335
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

370 Pascack Road, Township of Washington, New Jersey 07676
(Address of Principal Executive Offices) (Zip Code)

(201) 664-5400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On September 16, 2016, John M. Fields, Jr., Executive Vice President and Chief Financial Officer of Oritani Financial Corp. (the “Company”) and its wholly owned subsidiary, Oritani Bank (the “Bank”), was appointed to the Board of Directors of the Company and the Bank.

Item 7.01. Regulation FD Disclosure.

            The Company also announced that Louis A. Manderino has been promoted to Executive Vice President and Chief Credit Officer of the Company and the Bank.   Mr. Manderino has been Oritani Bank’s Chief Credit Officer since 2010.

Item 9.01. Financial Statements and Exhibits.

             (d)          Exhibits.

                            Exhibit No.             Description

                            99.1                          Press Release dated September 20, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oritani Financial Corp.

Date: September 20, 2016	By:	/s/ John M. Fields, Jr.
John M. Fields, Jr.
Executive Vice President and Chief Financial Officer (Duly Authorized Representative)